UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2016 (December 7, 2016)

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
Item 8.01    Other Events

Compass Diversified Holdings ("Holdings") and Compass Group Diversified Holdings LLC (the "Company") (collectively “CODI”) is filing this report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2015 (the "2015 Form 10-K"). This Form 8-K reflects the presentation of the Company's historical operations of the Anodyne Medical Device, Inc. ("Tridien") operating segment as discontinued operations. Subsequent to December 31, 2015, CODI sold Tridien.

This Form 8-K retrospectively revises the consolidated financial statements as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013, and certain related disclosures, to reflect the historical operations of Tridien as a discontinued operation. These updates are consistent with the presentation of continuing and discontinued operations included in the Company's Form 10-Q for the quarter ended September 30, 2016. The retrospectively revised Items contained in CODI's 2015 Form 10-K are presented in Exhibit 99.1 to this Form 8-K.

The exhibits to this Current Report on Form 8-K supersede the following items in the 2015 Form 10-K solely to reflect, retrospectively, the changes resulting from the reclassification of the historical operations of Tridien as discontinued operations for all periods presented:

●	Item 1	Business
●	Item 1A	Risk Factors
●	Item 2	Properties
●	Item 3	Legal Proceedings
●	Item 6	Selected Financial Data
●	Item 7	Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A")
●	Item 8	Financial Statements and Supplementary Data
●	Item 15	Exhibits and Financial Statement Schedules

This Form 8-K does not reflect events or developments occurring subsequent to the filing of the 2015 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the Tridien operating segment as described above. All such other non-updated information in the 2015 Form 10-K, including exhibits, continues to speak only as of the original filing date of the 2015 Form 10-K. Without limitation to the foregoing, this Form 8-K does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring or that became known to management subsequent to the filing of the 2015 Form 10-K. For a description of events and developments occurring since the filing of the 2015 Form 10-K, please refer to the Form 10-Q for the quarter ended March 31, 2016, the Form 10-Q for the quarter ended June 30, 2016 and the Form 10-Q for the quarter ended September 30, 2016, as well as Form 8-Ks and other filings of the Company made with the Securities and Exchange Commission since the filing of the 2015 Form 10-K. The information in this current report on Form 8-K should be read in conjunction with the 2015 Form 10-K and such subsequent filings.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP
99.1	Update to CODI's 2015 Form 10-K (revised solely to present operations described in the Current Report on Form 8-K as discontinued operations)
101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linked Database
101.DEF*	XBRL Taxonomy Extension Definition Linked Database
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* Filed Herewith
Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2015 and 2014, (ii) Consolidated Statements of Operations for the Three Years Ended December 31, 2015, (iii) Consolidated Statements of Comprehensive (Loss) Income for the Three Years Ended December 31, 2015, (iv) Consolidated Statements of Equity for the Three Years Ended December 31, 2015, (v) Consolidated Statements of Cash Flows for the Three Years Ended December 31, 2015, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer